FOURTH AMENDMENT TO MINING LEASE

This Fourth Amendment ("Amendment") to Mining Lease is made as of 23rd day of March, 2007, (the "Effective Date") by and between SOUTHWESTERN REFINING CORPORATION, a California corporation and ELIZABETH BIRTLE, as Executor of the ESTATE OF MARY J. BIRTLE, formerly of 700 Buenos Tiempos Drive, Camarillo, CA 93012 (collectively the "Lessor") and GOLDEN QUEEN MINING CO., INC., a California corporation (the "Lessee"). Hereafter, Lessor and Lessee are sometimes individually referred to as the "Party" and collectively as the "Parties."

RECITALS

A. On or about April 22, 1986, Lessor and Lessee entered into a certain Mining Lease (the "Original Agreement"), pursuant to which Lessor granted to Lessee certain rights in and to the Leased Property, as more particularly described in the Original Agreement. On or about October 31, 1991, Lessor and Lessee entered into that certain First Amendment to Mining Lease ("First Amendment"). On or about November 1, 1991, Lessor and Lessee entered into that certain Second Amendment to Mining Lease ("Second Amendment"). On or about October 31, 2000, Lessor and Lessee entered into that certain Third Amendment to Mining Lease ("Third Amendment"). The Original Agreement, First Amendment, Second Amendment, and Third Amendment are collectively referred to herein as the "Agreement". Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

B. Pursuant to the Original Agreement, the term of the Agreement in respect to the Leased Property expired on April 22, 2006.

C. Lessor and Lessee now wish to extend the Agreement for an additional twenty (20) years and to confirm the obligations of the parties.

OPERATIVE PROVISIONS

NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by reference, and of the terms and conditions herein contained, the Parties agree as follows:

1. **Extension of Agreement**. The term of the Agreement as set forth in Section 3 of the Original Agreement is hereby extended by twenty (20) years and will expire on April 22, 2026, provided that the Agreement shall not expire for so long as the Leased Property remains in production.

2. **Suspension of Payments**. Lessee and Lessor hereby agree that the obligation of the Lessee to pay advance minimum royalties to the Lessor will be suspended from April 23, 2006 until April 22, 2008 and no such payments will be payable or otherwise accrue during such suspended period. On and after April 23, 2008, advance minimum royalty payments will resume unless production has started and

Initials EAB

production royalties are payable pursuant to section 4.2 of the original Agreement.

3. Manner of Payment. In consideration for the extension of the Agreement term pursuant to Section 1 of this Amendment, and suspension of payment pursuant to Section 2 of this Amendment, Lessee and Lessor agree to amend Section 4.3-1 of the Original Agreement, which will be deleted and replaced with the following (amended wording underlined):

All minerals mined, removed and extracted from the Leased Property shall be sold under the name of LESSEE and a royalty settlement sheet accounting for such transactions shall be furnished to LESSOR on or before the twenty-fifth (25th) day of the next succeeding calendar month for all sales made and received during the preceding calendar quarter. All production royalty payments, accompanied by a settlement sheet required by this lease shall be made to LESSOR or such other person or address as LESSOR shall designate by written notice pursuant to the provisions of Paragraph 8 by mail or personal delivery, pursuant to the Disbursement Agreement attached hereto as Exhibit "C". LESSEE shall receive a cumulative credit against the production royalties for 50% of all advance minimum royalties paid pursuant to this lease agreement regardless of the year in which said advance minimum royalties were paid, provided however that the LESSEE'S credit for advance minimum royalties shall apply against only 25% of the production royalties that are otherwise payable by the LESSEE pursuant to Paragraph 4.2 in respect of any calendar month, until the cumulative credit is reduced to zero, provided that the last such monthly credit may be a lesser percentage of production royalties.

For example purposes only, if the LESSEE has paid advance minimum royalties of $500,000 prior to the commencement of sales from minerals mined, removed and extracted from the Leased Property, and the monthly production royalty payable pursuant to section 4.2 in the first month thereafter is $20,000, then $5,000 of the advance minimum royalty will apply as a credit against that monthly royalty, and the LESSEE will pay the balance of $15,000 to the LESSOR. The cumulative credit will accordingly be reduced to $245,000, being the amount equal to 50% of $500,000 less $5,000. This formula will continue to apply to the production royalties due lessor until the total credit has been reduced to zero, after which 100% of the production royalties will be paid to the LESSOR.

If the Leased Minerals are sold to, or processed by, a smelter or refinery owned, operated by, affiliated with, or controlled by LESSEE, in no event shall the royalties computed herein be less than would have been paid had the ore been sold to or processed by a major smelter or refinery not owned, operated, affiliated with, or controlled by LESSEE.

BA EAB
Lessee

4. **Fourth Amendment.** The Agreement, as amended by this Amendment is hereby deemed to have continued in full force and effect up to and including the Effective Date of this Amendment, without lapse, and the expiry date of the term of the lease therein is hereby deemed to be the Effective Date of this Amendment.

5. **Royalties.** Should the Agreement terminate or expire, then to the extent Lessee continues to generate sales from minerals mined, removed and extracted from the Leased Property, Lessee will continue to be entitled to apply 50% of all advance minimum royalties paid pursuant to Section 4.1 of the Original Agreement as a credit towards production royalties otherwise payable pursuant to Section 4.2 of the Original Agreement. This provision will survive such termination or expiry.

6. **Lessee Payment Obligations.** The Parties hereby agree and acknowledge that, as of the Effective Date, Lessee has made, and is current in, all payment obligations under the Agreement.

7. **Parties.** The reference to Claude Birtle on the Original Agreement as Lessor is deleted and the Parties agree and acknowledge such person was not ever a party to this Agreement and has no interest whatsoever in this Agreement. The Lessor, as defined in this Amendment, is the sole legal and beneficial owner of the Leased Property and has full right and authority to enter into this Amendment and the Agreement.

8. **Binding Agreement.** This Amendment shall inure to the benefit of the Estate of Mary J. Birtle and Golden Queen and shall be binding upon all successors in interest of all parties hereto whether by inheritance, sale, purchase, assignment, merger or any means whatsoever. The Executor executing this Amendment on behalf of the Estate of Mary J. Birtle represents and warrants he or she has full power and authority to bind the Estate of Mary J. Birtle by appointment of will, trust, or Court of proper jurisdiction and has provided evidence of such authority to the Lessee.

9. **Exhibit "C" and Exhibit "D".** Exhibit "C" and "D" of the Original Agreement are replaced in their entirety by Exhibit "C" and "D" of the Amendment, which are attached hereto and incorporated herein by reference.

10. **Lease Agreement Remains in Effect.** Except as amended by this Amendment, the terms of the Agreement will continue in full force and effect, and such Agreement is hereby ratified and confirmed as valid in all respects by the Parties hereto

11. **Counterparts.** This Agreement may be signed in counterparts and delivered by fax or similar electronic transmission, all of which, taken together, shall constitute a single original instrument.

[SIGNATURES ON FOLLOWING PAGE]

Initials: EA EAB

The Parties have executed this Amendment as of the Effective Date noted above.

LESSEE

GOLDEN QUEEN MINING COMPANY, INC., a California corporation

By: H. Klingmann
Authorized Signatory
H. L. KLINGMANN
Print Name
Its: PRESIDENT

LESSOR

SOUTHEWESTERN REFINING CORPORATION, a California corporation

By: Elizabeth Ann Birtle
Authorized Signatory
ELIZABETH ANN BIRTLE
Print Name
Its: TREASURER

ESTATE OF MARY J. BIRTLE

By: Elizabeth Ann Birtle-Sherman
ELIZABETH ANN BIRTLE-SHERMAN
Print Name
Its: DAUGHTER WITH POWER OF ATTORNEY

HK EAB
Initials

Exhibit "C"

DISBURSEMENT AGREEMENT

THIS DISBURSEMENT AGREEMENT is made and entered into this 23rd day of March, 2007, ("Effective Date") by and between Elizabeth Birtle, as the Executor/Administrator of the ESTATE OF MARY J. BIRTLE and SOUTHWESTERN REFINING CORPORATION, a California corporation (hereinafter collectively the "Lessors").

1. Lessors are Parties to that certain Mining Lease, as amended, to which this Disbursement Agreement is attached as Exhibit "C".

2. Lessors desire that, notwithstanding the actual record ownership of the Leased Property referred to in that certain Mining Lease, as amended, that all royalties payable on and after March 23, 2007 be paid pursuant to the following schedule:

ESTATE OF MARY J. BIRTLE ____________%

SOUTHWESTERN REFINING CORPORATION ____________%

ESTATE OF MARY J. BIRTLE

By: Elizabeth Jmm Birtle-Sherman
Its: DAUGHTER WITH POWER OF ATTORNEY

SOUTHWESTERN REFINING CORPORATION,
A California corporation

By: Elizabeth Jmm Birtle
Its: TREASURER

ACKNOWLEDGMENT

STATE OF CALIFORNIA)
) ss.
COUNTY OF ________)

On this _________ day of _____________, in the year _______, before me. ___________________________, a Notary Public in and for said state, personally appeared ______________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name (s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature (s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal. (notarial seal)

____

____
(name typed or printed)

My commission expires:________

[illegible]

EXHIBIT "A"

TO MINING LEASE BETWEEN BIRTLE/SOUTHWESTERN REFINING

CORPORATION AND GOLDEN QUEEN MINING COMPANY, INC.

The property hereinafter described shall compose and be the Leased Property as referred to in that certain Mining Lease by and between Estate of Mary J. Birtle and Southwestern Refining Corporation (a California corporation), and Golden Queen Mining Company, Inc., a California corporation:

Parcel numbers referred to herein below are the parcel-numbers contained in the Title Report prepared by Stewart Title under Escrow No. 12723-JC and contained in the Preliminary Title Report dated February 4, 1986, Order No.132133.

Parcel 1:

An undivided 3/4ths interest in and to the Northeast quarter of Section 7, Township 10 North, Range 12 West, S.B.B.M. in the unincorporated area, County of Kern, State of California, according, to the Official Plat thereof.

Parcel 3:

The STARLIGHT, GYPSY, and GREY EAGLE patented lode mining claims designated by the Surveyor-General as Lot 5881 in Section 6, Township 10 North, Range 12 West, S.B.B.M., and more particularly described in that certain Patent from the United States of America recorded December 16, 1904, in Book 13 of Patents, Page 297, Records of Kern County, California.

Parcel 4:

The ECHO patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

Parcel 5.

The SOLEDAD patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

[illegible]

Parcel 6:

The HOPE EXTENSION AND HOPE WEDGE patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America, No.1125014, recorded April 7, 1949, in Book 1602, Page 212, Official Records of Kern County, California.

Parcel 7:

The PEARL and ST. PATRICK patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M, in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America No. 1125015, recorded April 7, 1949 in Book 1609, Page 82, Official Records of Kern County, California.

Parcel 8:

the SOLEDAD EXTENSION patented lode claim, situate in Section 6, Township 10 North, Range 12 West, and SOLEDAD EXTENSION NO. 1 patented lode claim situate in Section 6 and 7, Township 10 North, Range 12 West in the County of Kern, State of California, according to the Official Plat thereof, both of which claims are more particularly described in that certain Patent from the United States of America to the GOLDEN QUEEN MINING COMPANY and SOLEDAD-MOJAVE MINING SYNDICATE and recorded November 22, 1944 in Book 1220, Page 491 of Official Records.

UNPATENTED MINING CLAIMS

1.	Golden Queen #1	- CAMC	86322
2.	Golden Queen #2	- CAMC	86323
3.	Golden Queen #3	- CAMC	86324
4.	Golden Queen #4	- CAMC	86325
5.	Golden Queen #5	- CAMC	86326
6.	Golden Queen #6	- CAMC	86327
7.	Golden Queen #7	- CAMC	86328
8.	Golden Queen #8	- CAMC	86329

The above Golden Queen #1 through #8 claims are located in Section 6, Township 10 North, Range 12 West, S.B.M., Kern County, California.

LESSOR: BIRTLE/SOUTHWESTERN REFINING CORPORATION
LESSEE: GOLDEN QUEEN MINING COMPANY, INC.

MINING LEASE

Table of Contents

1. DESCRIPTION OF PROPERTY. 1

2. GRANT OF LEASE. 1

3. TERM OF LEASE. 2

4. ROYALTIES AND CONSIDERATION. 3
   - 4.1. Advance Minimum Royalty. 3
   - 4.2. Production Royalties. 3
   - 4.3. Manner of Payment. 3

5. CONDUCT OF MINING OPERATIONS. 5
   - 5.1. General. 5
   - 5.2. Commingling of Ore. 5
   - 5.3. Cross-Mining Rights. 6
   - 5.4. Tailings and Waste. 7

6. RECORDS AND BOOKS OF ACCOUNT. 8
   - 6.1. Books of Account. 8
   - 6.2. Inspection. 8

7. PROTECTING FROM LIENS AND TAXES. 9

8. NOTICE. 9

9. WASTE AND REFUSE. 10

10. INSURANCE. 10
    - 10.1. Workers' Compensation Insurance. 11
    - 10.2. Automobile and Comprehensive General Liability Insurance 11
    - 10.3. Certificates of Insurance. 11

11. COMPLIANCE WITH LAWS. 11

12. TITLE. 12

13. DEFAULT AND TERMINATION. 12
13.1. Default. 12
13.1.1. Breach of Covenants. 13
13.1.2. Assignments. 13
13.1.3. Bankruptcy. 13
13.1.4. Receivership. 13
13.1.5. Attachment. 13
13.2. Remedies. 14
13.2.1. Termination. 14
13.2.2. Eviction. 14
13.2.3. Damages. 14
13.2.4. Remedies Under CC 1951.4. 14
13.2.5. Default by Landlord. 15
13.3. Termination by LESSEE. 15

14. FORCE MAJEURE 15

15. INUREMENT. 16

16. RECORDATION. 16

17. ASSIGNMENT. 16
17.1. Assignment by LESSOR. 16
17.2. Assignment by LESSEE. 17

18. REMOVAL OF EQUIPMENT. 17

19. ARBITRATION. 17

20. PATENTS. 18

21. ADDITIONAL RIGHTS 18

22. RIGHT OF FIRST REFUSAL 19
22.1. Lease 19
22.2. Purchase 19

23. COUNTERPARTS. 20

24. COMPLETE AGREEMENT. 20

25. CALIFORNIA LAW. 20

26. SEVERABILITY. 20

27. TITLE HEADINGS. 21

MINING LEASE

This Agreement is made and entered into this 22 day of April, 1986 by and between CLAUDE BIRTLE, MARY J. BIRTLE and SOUTHWESTERN REFINING CORPORATION (a California corporation), (hereafter collectively "LESSOR"), and GOLDEN QUEEN MINING COMPANY, INC., a California corporation, (hereafter "LESSEE").

1. DESCRIPTION OF PROPERTY.

LESSOR is the owner of those certain mineral properties more fully described in Exhibit "A" attached hereto and incorporated herein by this reference.

2. GRANT OF LEASE.

2.1 LESSOR hereby leases exclusively to LESSEE, subject to the terms and conditions hereinafter expressed, the property set forth in Exhibit "A" (hereafter "Leased Property"). Nothing in this agreement shall be interpreted as affecting the title to the various Leased Property as between the individual LESSORS whose interests are as shown on Exhibit "C", however, for purposes of this Lease the term Leased Property shall refer to all of the property listed in Exhibit "A".

2.2 This lease is granted for the purpose of the exploration, development, and mining of the Leased Property for minerals as may be found therein (hereinafter referred to as the "Leased Minerals"). LESSEE is hereby granted the exclusive right to enter into possession of the Leased Property, and during the term of this lease, to remain in possession thereof, and to explore, develop, mine, operate and use the property and any surface or underground rights, including but not limited to access, and water or water rights as those rights are hereinafter defined in Paragraph 21, and to mine, extract and remove from the Leased Property the Leased Minerals and to treat, mill, ship, sell or otherwise dispose of the same and receive the full proceeds thereof (subject to the obligation of royalty payment as specified below); and to construct, use and operate thereon and therein structures, excavations, roads, equipment and other improvements or facilities which LESSEE shall deem reasonably required for, or in connection with, the full enjoyment of the rights and interests granted to LESSEE by this lease.

3. TERM OF LEASE.

The term of this Mining Lease shall be for twenty (20) years from and after the date of this lease and for so long thereafter as the property remains in production. For purposes of this paragraph, production shall be defined as the processing of in excess of 12,000 tons of ore per year. LESSEE may terminate this lease at any time by delivery to LESSOR of a quitclaim deed to

the Leased Property, provided that LESSEE is not then in default under the terms of this lease.

4. ROYALTIES AND CONSIDERATION.

4.1. Advance Minimum Royalty.

LESSEE shall pay to LESSOR advance minimum royalties as follows:

a)	Upon execution of this agreement	$75,000.00
b)	On or before May 1, 1987	$50,000.00
c)	On or before November 1, 1987	$50,000.00
d)	On or before May 1, 1988 and November 1, 1988 and each May 1 and November 1 thereafter	$50,000.00

4.2. Production Royalties.

4.2-1 LESSEE shall pay to LESSORS for all minerals mined or extracted from the Leased Property a royalty equal to five percent (5%) of the Smelter Returns.

4.2-2 The term "Smelter Return" shall be defined to be the gross amount received from the sale of valuable minerals less all taxes levied, incurred or imposed on the sale, severance or production of such minerals and less costs of transportation of concentrates to the smelter, smelting charges and costs of sale charged by the smelter.

4.3. Manner of Payment.

4.3-1 All minerals mined, removed and extracted from the Leased Property shall be sold under the name of LESSEE

and a royalty settlement sheet accounting for such transactions shall be furnished to LESSOR on or before the twenty-fifth (25th) day of the next succeeding calendar month for all sales made and received during the preceding calendar quarter. All production royalty payments, accompanied by a settlement sheet required by this lease shall be made to LESSOR or such other person or address as LESSOR shall designate by written notice pursuant to the provisions of Paragraph 8 by mail or personal delivery, pursuant to the Disbursement Agreement attached hereto as Exhibit "C". LESSEE shall receive a cumulative credit against production royalties for all minimum royalties paid pursuant to this lease agreement regardless of the year in which said minimum royalties are paid and production royalties shall not be payable until the production royalty set forth in Paragraph 4.2 exceeds the cumulative sums paid by LESSEE pursuant to Paragraph 4.1. If the Leased Minerals are sold to, or processed by, a smelter or refinery owned, operated, affiliated with or controlled by LESSEE, in no event shall the royalties computed herein be less than would have been paid had the ore been sold to or processed by a major smelter or refinery not owned, operated, affiliated with, or controlled by LESSEE.

5. CONDUCT OF MINING OPERATIONS.

5.1. General.

LESSEE shall conduct, and cause all mining activities to be conducted in a diligent, prudent, workmanlike, miner-like manner in accordance with established mining practices.

5.2. Commingling of Ore.

LESSEE may commingle ore from the Leased Property with ore from other properties, either before or after concentration or beneficiation, provided that the method and procedures LESSEE uses to commingle the ore and to determine the weight and grade of the ore removed from the Leased Property and of the ore with which it is commingled shall be a method recognized by the mining industry and conducted in accordance with generally accepted accounting principles. LESSEE shall use that method to determine weight and grade and to allocate net returns from the commingled ore between the Leased Property and the other properties from which the other commingled ore was removed and to assure that the share of production received by LESSOR is representative of the ore that was produced from the Leased Property. All such weight, grade and allocation calculations by LESSEE shall be done in accordance with generally accepted accounting principles and in a manner recognized by the mining industry as practical and sufficient at that time. If it is impractical to determine which portions of any of the costs and expenses described in Paragraph 4.2.2 above are directly attributable to ore removed from the

Leased Property, such costs and expenses shall be allocated on a straight-line, per-ton basis among all ores that give rise to those expenses, in accordance with acceptable accounting standards.

5.3. Cross-Mining Rights.

LESSEE is hereby granted the right, if it so desires, to mine or remove from the Leased Property any ores, waste (except as provided in Paragraph 5.4), water and other materials existing therein or thereon or in any part thereof, through or by means of shafts, openings or pits which may be sunk or made upon other property owned, controlled, or operated by or for LESSEE (hereinafter "Other Property"). LESSEE also may stockpile any ores, waste, or other materials and/or concentrated products of ores or materials (collectively "Products") from the Leased Property, or any part thereof, upon stockpile grounds situated upon such Other Property. In the event LESSEE stockpiles Products from the Leased Property on Other Properties, LESSEE shall execute or cause to be executed such instruments as LESSOR may reasonably request in writing to evidence LESSOR'S royalty interest in the Products so stockpiled. Any such instrument executed by LESSEE, however, expressly shall acknowledge LESSEE'S right to sell the stockpiled Products. LESSEE also, if it so desires, may use the Leased Property and any part thereof and any shafts, openings, pits and stockpile grounds sunk or made for the mining, removal and/or stockpiling of any Products from the

Leased Property and/or from the Other Property, or for any purpose or purposes connected therewith, provided, however, that such use of the Leased Property does not prevent or interfere with the mining or removal of ore from the Leased Property. If, after this Lease expires or terminates, LESSEE is exploring, mining, developing or reclaiming Other Property, it may use the Leased Property and any haulage ways thereunder for ingress and egress reasonably necessary to explore, develop, mine or reclaim such properties. This provision for ingress and egress to and from the Other Properties shall survive the expiration or termination of this Lease.

5.4. Tailings and Waste.

LESSEE is hereby granted the right, if it so desires, to utilize, in any manner consistent with generally accepted mining practice, waste, tailings, or other residue of mining operations. This right to utilize said wastes and tailings and other residue produced by mining operations shall be limited solely to utilization on the Leased Property or adjacent property owned or controlled by LESSEE. Any residue from mining operations placed on the Leased Property, including waste material and tailings from mining operations shall, if not used for and in the operation of LESSEE'S mining activities, become the property of LESSOR upon termination of this agreement. Said conveyance shall include all of LESSEE'S right, title and interest to said residue and tailings.

Prior to the termination of this agreement all tailings, which in the sole discretion of LESSEE will not be used in the conduct of the LESSEE'S mining activities on the subject property, may, upon receipt of written permission from LESSEE, become the property of LESSOR and LESSOR may arrange for and retain all proceeds from the sale of such "waste" material, otherwise known as tailings.

6. RECORDS AND BOOKS OF ACCOUNT.

6.1. Books of Account.

LESSEE shall keep complete, true and proper books and records of account showing all minerals mined and removed from the Leased Property and recording all sales, transfers, conveyances or other dispositions of ores, minerals or other materials taken from the Leased Property in accordance with generally accepted accounting principles. Said books and records shall be open to examination by LESSOR or its duly authorized representative during regular business hours and shall include any and all documents necessary to establish a gross selling price of the ores, minerals or other materials taken from the Leased Property. LESSOR is hereby granted the right at LESSOR'S expense to examine and make a copy or copies of said books or records or any portion thereof.

6.2. Inspection.

LESSOR or its duly authorized agents shall have following advanced notice the right at reasonable times under

reasonable circumstances to enter upon the Leased Property for the purpose of inspecting operations and work being performed by LESSEE pursuant to this lease.

7. PROTECTING FROM LIENS AND TAXES.

7.1 LESSEE shall keep the Leased Property and every part thereof free and clear of any and all liens and encumbrances for work performed upon the Leased Property, or for materials furnished to it while this agreement remains in force and effect.

7.2 LESSEE shall pay not later than ten (10) days before due, one hundred percent (100%) of all taxes and assessments that may be levied or assessed against the Leased Property, including all taxes that may be levied or assessed as a direct or indirect result of LESSEE'S mining activities, and including, but not limited to, taxes on the mineral estate, real property improvements and personal property and possessory interest taxes. LESSOR shall forward to LESSEE, upon receipt all notices of taxes and assessments due. LESSOR shall be responsible for payment of all taxes or assessments due as a result of its activities.

8. NOTICE.

Any notices required or permitted to be given to LESSOR or LESSEE hereunder shall be considered as delivered when received by the parties to whom they shall be directed. Notice shall be

given by personal delivery or by registered mail, postage prepaid and return receipt requested, addressed to the persons and addresses given below or to such other person or address as the parties may designate by written notice from time to time.

LESSOR

Mary J. Birtle
Star Route 1, Box 25
Mojave, California 93501

LESSEE

Golden Queen Mining Company, Inc.
c/o George B. Phelps
5619 North Paseo Ventoso
Tucson, Arizona 85715

Changes in the above names and addresses shall be effected by sending notice as set forth herein and said change shall be effective fifteen (15) days from receipt thereof.

9. WASTE AND REFUSE.

LESSEE agrees to dispose of waste and refuse from all mining activities conducted pursuant to this lease in accordance with good mining practice and in accordance with the provisions of applicable ordinances, laws and regulations.

10. INSURANCE.

LESSEE shall at its sole cost and expense cause to be issued and maintained during the term of this lease or any extension thereof the following insurance coverages:

10.1. Workers' Compensation Insurance.

LESSEE shall maintain workers' compensation insurance coverage in accordance with the provisions of California law.

10.2. Automobile and Comprehensive General Liability Insurance

LESSEE shall cause to be maintained during the term of this agreement automobile liability and comprehensive general liability coverage with broad form endorsements, with a minimum limit of liability of not less than One Million Dollars ($1,000,000.00) with such minimum to be raised to Five Million Dollars ($5,000,000.00) upon commencement of production. LESSOR shall be named as an additional named insured on all insurance policies provided for by this lease.

10.3. Certificates of Insurance.

LESSEE shall promptly furnish to LESSOR certificates of insurance for all types of insurance applicable under this lease, which certificates shall provide that the insurance described therein may not be cancelled, restrictively modified or terminated except upon not less than thirty (30) days prior written notice delivered to LESSOR.

11. COMPLIANCE WITH LAWS.

LESSEE shall conduct and cause to be conducted all mining activities in full compliance with the applicable laws of the State of California and the United States of America.

12. TITLE.

12.1 LESSOR warrants that it is the owner of the Leased Property and that there are no defects in its title which would effect LESSOR'S right to possession and use pursuant to the terms of this lease.

12.2 In the event that any defect in LESSOR'S title is determined to exist, LESSOR shall, at its sole cost and expense, take such steps as may be required, including, but not limited to, the commencement of litigation, the location of additional claims and the amendment or relocation of existing claims held by LESSOR. In the event LESSOR fails or refuses to take or complete appropriate steps to correct any defect in LESSOR'S title, LESSEE may elect to correct such defect and deduct the cost of such correction, including attorneys fees, from the payment obligations contained in this lease.

12.3 In the event it is determined that LESSOR owns less than complete ownership of the Leased Property then LESSOR'S rights under this agreement shall be reduced proportionately to its actual ownership.

13. DEFAULT AND TERMINATION.

13.1. Default.

The occurrence of any of the following events shall constitute an event of default on the part of LESSEE:

13.1.1. Breach of Covenants.

Failure (i) to perform any of LESSEE'S covenants hereunder, and (ii) to remedy such failure within sixty (60) days after written demand is made therefore.

13.1.2. Assignments.

The making of a general assignment by LESSEE for the benefit of creditors.

13.1.3. Bankruptcy.

The filing of any form of voluntary petition in bankruptcy by LESSEE, or the filing of an involuntary petition by LESSEE'S creditors, if such petition remains undischarged for a period of thirty (30) days.

13.1.4. Receivership.

The appointment of a receiver to take possession of substantially all of LESSEE'S assets or of the interest held by LESSEE under this lease, if such receivership remains undissolved for a period of thirty (30) days.

13.1.5. Attachment.

The attachment or other judicial seizure of substantially all of LESSEE'S assets or of the interest held under this lease, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof.

13.2. Remedies.

13.2.1. Termination.

In the event of the occurrence of any event of default mentioned in Paragraph 15.1. hereof, LESSOR, shall have the right, so long as default continues, to immediately terminate this lease by giving LESSEE written notice of such termination.

13.2.2. Eviction.

In the event of any such termination of this lease, LESSOR may then or at any time thereafter, re-enter the Leased Property, or any part thereof, and expel or remove therefrom LESSEE and any other person occupying the same, using such force as may be necessary so to do, and again repossess and enjoy the Leased Property, without prejudice to any other remedies that LESSOR may have under this lease, or at law or equity, by reason of LESSEE'S default or of such termination.

13.2.3. Damages.

In the event of any such termination of this lease, LESSOR shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California.

13.2.4. Remedies Under CC 1951.4.

In the event LESSEE breaches this lease and abandons the Leased Property, LESSOR shall have all of the remedies of a landlord provided by SECTION 1951.4 of the Civil Code of the State of California.

13.2.5. Default by Landlord.

In the event of default by LESSOR, LESSEE shall have all of the remedies of a tenant provided by the laws of the State of California.

13.3. Termination by LESSEE.

This agreement may be terminated by LESSEE at any time by the giving of three (3) months written notice.

14. FORCE MAJEURE

The failure to perform or comply with any of the covenants or conditions hereof on the part of LESSEE will not be grounds for cancellation, penalty, termination or forfeiture hereof, during such time as failure to perform is caused or compliance is prevented by severe weather, explosion, unusual mining casualty, mill shutdowns, damage to or destruction of mill or mill plant facility, fire, flood, civil or military authority, insurrection, strikes, riots, inability after diligent effort to obtain competent workmen or material or necessary permits, fuel shortages, inadequate or shortages of transportation facilities not due to the negligence or lack of diligence by LESSEE, governmental actions or policies which substantially restrict the legality or profitability of extracting and selling any of the valuable minerals produced under the Mining Lease, acts of God, or any circumstances or conditions beyond the control of LESSEE, and in such an event, LESSEE shall be excused from, and not held liable for, such failure to perform or comply. No event of force

majeure shall effect LESSEE'S obligation to make the payments required under Paragraph 4.1 above.

15. INUREMENT.

This lease shall inure to the benefit of and be binding upon their respective heirs, trustees, conservators, successors and assigns of the parties.

16. RECORDATION.

This agreement is not to be recorded. LESSEE may, however, record the memorandum of this agreement prepared for recordation and attached hereto as Exhibit "D".

17. ASSIGNMENT.

17.1. Assignment by LESSOR.

LESSOR agrees that it shall give notice to LESSEE of its intention to sell or otherwise assign the Lease or Leased Property. Upon receipt of a bona fide offer to purchase the Lease or Leased Property, the LESSOR shall forthwith give notice, to be accompanied by a true copy of such offer to purchase attached thereto, to LESSEE and LESSEE shall have sixty (60) days in which to present to LESSOR a written counter offer, such counter offer to be for greater consideration than the offer, expressed in cash or marketable securities. Upon receipt of such counter offer, LESSOR will have thirty (30) days to sell to LESSEE or to give notice to LESSEE of receipt of a further counter offer for greater consideration than LESSEE'S counter offer. In the event of a further counter offer being presented, LESSEE

will have seven (7) days from receipt of notice to raise its offer and the offers and counter offers shall thereafter be limited to a response time of seven (7) days from receipt of notice.

17.2. Assignment by LESSEE.

LESSEE may assign this Lease without the prior written consent of LESSOR provided LESSEE guarantees the obligations of the assignee; otherwise, this Lease shall not be assigned by LESSEE without the prior written consent of LESSOR which consent shall not be unreasonably withheld.

18. REMOVAL OF EQUIPMENT.

At the termination of this lease, LESSEE may remove any and all equipment it placed on the property during the term of this lease, or any extension thereof, provided, said removal is completed within one (1) year of the termination date.

19. ARBITRATION.

Any dispute arising out of this lease herein must be raised and settled in binding arbitration proceeding held in accordance with the rules of the American Arbitration Association. The process for selecting arbitrators shall be as follows: Each party shall select an arbitrator and the two (2) selected arbitrators shall select the third arbitrator. Such selections must be made within fifteen (15) days after the party commencing

the arbitration process gives notice to the other party of its intention to arbitrate a dispute or difference. Any arbitration award may include the reasonable attorney fees and costs of the prevailing party.

20. PATENTS.

In the event LESSEE desires to patent any unpatented portion of the Leased Property LESSOR agrees to cooperate and assist LESSEE to make and process an application for land patent on said claim or claims. In such event, LESSOR shall provide to LESSEE all information requested and necessary for said patent. Any such patent shall be obtained in the name of LESSOR and at the expense of LESSEE.

21. ADDITIONAL RIGHTS

LESSOR grants to LESSEE the right to develop new sources and use existing sources of water from the Leased Property and Parcel 2 (as described in Exhibit "B") except that LESSOR reserves from the existing well for its own purposes from said Parcel 2: (1) an amount of water sufficient for domestic purposes; (2) a further amount necessary for a small scale processing operation of the existing and future tailing pile, and (3) an amount of water necessary to fulfill its contractual obligations to General Portland Cement regarding dampening of material purchased by General Portland under said contractual obligation.

LESSEE shall have the right to use for its mining operations all water from the existing well in excess of that amount

reserved hereunder by LESSOR. New wells drilled and developed by LESSEE shall not be subject to any limitation as to use and whether located on Parcel 2 or elsewhere and LESSEE shall have the right to place pumping and ancillary facilities on Parcel 2 for the use and diversion of water and shall have access thereto for construction, use, service and maintenance thereof.

All terms and paragraphs of this Lease, including but not limited to this paragraph, shall be subject to this express covenant of good faith and fair dealing, as those terms are defined in California law.

22. RIGHT OF FIRST REFUSAL

22.1. Lease

In further consideration of LESSEE'S performance pursuant to the terms hereof LESSOR agrees to and shall reserve to LESSEE the right of first refusal to lease Parcel 2 described in Exhibit "B" attached for a term which shall expire simultaneously with the term of this Agreement and otherwise on and subject to the terms, covenants, and conditions of this Agreement, provided, however, that if LESSEE fails to notify LESSOR in writing within thirty (30) days after receiving written notice of LESSOR'S receipt of bona fide offer to lease, LESSOR shall be free to accept the bona fide offer and lease said Parcel 2 to the offeror.

22.2. Purchase

Should LESSOR, during the term of this Agreement or any extension thereof, elect to sell all or any portion of the Leased

Property, or Parcel 2 as described in Exhibit "B" hereto, LESSEE shall have the right of first refusal to meet any bona fide offer of sale on the same terms and conditions of such offer, and on failure to meet such bona fide offer within sixty (60) days after written notice thereof from LESSOR, LESSEE shall be free to sell the Leased Property, or Parcel 2 as described in Exhibit "B" hereto, to such third person in accordance with the terms and conditions of his offer.

23. COUNTERPARTS.

This agreement may be signed in counterparts and shall be deemed effective when both parties have executed this agreement or any counterpart thereof.

24. COMPLETE AGREEMENT.

This writing and all terms and convenants contained herein are deemed to be the complete and unequivocal written agreement of the parties and no other agreements, either written or oral, are contemplated with respect to said property.

25. CALIFORNIA LAW.

This lease shall be governed by and construed and interpreted under the internal laws of the State of California.

26. SEVERABILITY.

If any term, covenant, condition or provision of this agreement is held by a court of competent jurisdiction to be invalid,

void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

27. TITLE HEADINGS.

The headings of the respective paragraphs of this Agreement are inserted for convenience only and shall not be deemed to be a part of this Agreement and considered in construing this Agreement.

EXECUTED this 22nd day of April, 1986, at Santa Ana California.

LESSEE

GOLDEN QUEEN MINING COMPANY, INC.

By: [signature]
Its: President

LESSOR

Claude Birtle

Mary J. Birtle [signature: Mary J. Birtle]

SOUTHWESTERN REFINING CORPORATION,

By: [signature: Mary J. Birtle]
Its President

EXHIBIT "A"

TO MINING LEASE BETWEEN BIRTLE/SOUTHWESTERN REFINING CORPORATION AND GOLDEN QUEEN MINING COMPANY, INC.

The property hereinafter described shall compose and be the Leased Property as referred to in that certain Mining Lease by and between Claude Birtle, Mary J. Birtle and Southwestern Refining Corporation (a California corporation), and Golden Queen Mining Company, Inc.:

Parcel numbers referred to herein below are the parcel-numbers contained in the Title Report prepared by Stewart Title under Escrow No. 12723-JC and contained in the Preliminary Title Report dated February 4, 1986, Order No. 132133.

Parcel 1:

An undivided 3/4ths interest in and to the Northeast quarter of Section 7, Township 10 North, Range 12 West, S.B.B.M. in the unincorporated area, County of Kern, State of California, according to the Official Plat thereof.

Parcel 3:

The STARLIGHT, GYPSY, and GREY EAGLE patented lode mining claims designated by the Surveyor-General as Lot 5881 in Section 6, Township 10 North, Range 12 West, S.B.B.M., and more particularly described in that certain Patent from the United States of America recorded December 16, 1904, in Book 13 of Patents, Page 297, Records of Kern County, California.

Parcel 4:

The ECHO patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

Parcel 5:

The SOLEDAD patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

Parcel 6:

The HOPE EXTENSION AND HOPE WEDGE patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America, No.1125014, recorded April 7, 1949, in Book 1602, Page 212, Official Records of Kern County, California.

Parcel 7:

The PEARL and ST. PATRICK patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America No. 1125015, recorded April 7, 1949 in Book 1609, Page 82, Official Records of Kern County, California.

Parcel 8:

the SOLEDAD EXTENSION patented lode claim, situate in Section 6, Township 10 North, Range 12 West, and SOLEDAD EXTENSION NO. 1 patented lode claim situate in Section 6 and 7, Township 10 North, Range 12 West in the County of Kern, State of California, according to the Official Plat thereof, both of which claims are more particularly described in that certain Patent from the United States of America to the GOLDEN QUEEN MINING COMPANY and SOLEDAD-MOJAVE MINING SYNDICATE and recorded November 22, 1944 in Book 1220, Page 491 of Official Records.

UNPATENTED MINING CLAIMS

1. Golden Queen #1 - CAMC 86322
2. Golden Queen #2 - CAMC 86323
3. Golden Queen #3 - CAMC 86324
4. Golden Queen #4 - CAMC 86325
5. Golden Queen #5 - CAMC 86326
6. Golden Queen #6 - CAMC 86327
7. Golden Queen #7 - CAMC 86328
8. Golden Queen #8 - CAMC 86329

The above Golden Queen #1 through #8 claims are located in Section 6, Township 10 North, Range 12 West, S.B.M., Kern County, California.

EXHIBIT "B"

TO MINING LEASE BETWEEN BIRTLE/SOUTHWESTERN REFINING CORPORATION AND GOLDEN QUEEN MINING COMPANY, INC.

Parcel 2:

All that portion of Lot 2 of Section 6, Township 10 North, Range 12 West, S.B.B.M., in the unincorporated area, County of Kern, State of California, according to the Official Plat thereof, described as follows:

Beginning at the North quarter of said Section 6, (which is also the Northwest corner of said Lot 2), and running North 88° 12' East along the North boundary of said Section 6, (which is also the North boundary of said Lot 2) 976.64 feet; thence South 0° 11' West 1099.49 feet to Corner No. 2 of the REX Lode, Survey No. 4251, thence South 2° 58' East along the West boundary of said REX Lode 198.57 feet; thence South 87° 51' West 987 feet along the South boundary of said Lot 2 to the Southwest corner of said Lot 2; thence North 0° 11' East along the West boundary of said Lot 2, 1303.75 feet to the place of beginning.

EXCEPTING THEREFROM 1/16th of all coal, oil, gas and other mineral deposits contained in said land as reserved by the State of California in the Patent recorded January 21, 1935 in Book 565, Page 88 of Official Records.

ALSO EXCEPTING THEREFROM all ores and minerals underlying the surface of said premises, together with the right to enter upon said premises, to mine, extract and remove said ores and minerals as reserved in Deed recorded February 2, 1935 in Book 555, Page 380 of Official Records.

ALSO EXCEPTING THEREFROM the rights to all existing waste and/or tailings.

ALSO EXCEPTING THEREFROM the right within Lot 2 of this Parcel 2 to the exclusive use of the existing structures, the premises immediately adjacent to such structures, and a sufficient area to operate a small scale mineral concentration operation.

DISBURSEMENT AGREEMENT

This Agreement is made and entered this ______ day of __________________, 19___, by and between Claude Birtle, Mary J. Birtle and Southwestern Refining Corporation, a California corporation (hereinafter "LESSOR").

1. LESSOR'S are each parties to that certain Mining Lease to which this Agreement is attached as Exhibit "C".

2. LESSOR'S desire that notwithstanding the actual record ownership of the property referred to in said Mining Lease as the Leased Property that all royalties payable on and after May 1, 1987 be paid pursuant to the following schedule:

Claude Birtle and Mary J. Birtle _____%

Star Route 1, Box 25
Mojave, California 93501

Southwestern Refining Corporation _____%

Star Route 1, Box 25
Mojave, California 93501

LESSOR

____
Claude Birtle

____
Mary J. Birtle

SOUTHWESTERN REFINING CORPORATION,

By: ___________________________
Its ___________________________

RECORDING REQUESTED BY:

AFTER RECORDING RETURN TO:

____

____

____

____

MEMORANDUM OF LEASE AGREEMENT

NOTICE IS HEREBY GIVEN that CLAUDE BIRTLE, MARY J. BIRTLE and SOUTHWESTERN REFINING CORPORATION (a California corporation), and GOLDEN QUEEN MINING COMPANY, INC., (a California corporation), have entered into a Mining Lease dated April 22, 1986, by the terms of which the parties have agreed as follows: For a period of twenty (20) years from and after the date of this lease and for so long thereafter as the property remains in production, subject to the terms and provisions therein, GOLDEN QUEEN MINING COMPANY, INC., has a leasehold interest in the Leased Property described in Exhibit

EXHIBIT "D"

"A" attached hereto and made a part hereof. The terms and provisions of said Mining Lease are hereby incorporated by reference in this Memorandum of Lease Agreement.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease Agreement as of this 22nd day of April, 1986.

GOLDEN QUEEN MINING COMPANY, INC.

By: [signature]

Its: President

[signature]

Claude Birtle

Mary J. Birtle

Mary J. Birtle

SOUTHWESTERN REFINING CORPORATION,

By: Mary J. Birtle

Its President

STATE OF CALIFORNIA)
) SS.
COUNTY OF ORANGE)

On 4-22-, 1986, before me, the undersigned, a notary public in and for the said County and State, personally appeared George B. Phelps, known to me to be the President, and N/A, known to me to be the N/A, of GOLDEN QUEEN MINING COMPANY, INC., the corporation that executed the within instrument on behalf of the corporation herein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

OFFICIAL SEAL
SHAREE VALLEE ROWE
NOTARY PUBLIC - CALIFORNIA
ORANGE COUNTY
My Comm. Expires Jan. 4, 1989

Sharee Vallee Rowe
Notary Public in and for
said County and State

STATE OF CALIFORNIA)
) SS.
COUNTY OF ORANGE)

On 4-22-, 1986, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared MARY J. BIRTLE, known to me to be the President, and N/A, known to me to be the N/A, of SOUTHWESTERN REFINING CORPORATION, the corporation that executed the within instrument on behalf of the corporation herein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.

OFFICIAL SEAL
SHAREE VALLEE ROWE
NOTARY PUBLIC - CALIFORNIA
ORANGE COUNTY
My Comm. Expires Jan. 4, 1989

Sharee Vallee Rowe
Notary Public in and for
said County and State

STATE OF CALIFORNIA)
) SS.
COUNTY OF ORANGE)

On 4-22-, 1986, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ~~CLAUDE BIRTLE~~ and MARY J. BIRTLE, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

Sharee Vallee Rowe

Notary Public in and for
said County and State

OFFICIAL SEAL
SHAREE VALLEE ROWE
NOTARY PUBLIC - CALIFORNIA
ORANGE COUNTY
My Comm. Expires Jan. 4, 1989

EXHIBIT "A"

TO MINING LEASE BETWEEN BIRTLE/SOUTHWESTERN REFINING CORPORATION AND GOLDEN QUEEN MINING COMPANY, INC.

The property hereinafter described shall compose and be the Leased Property as referred to in that certain Mining Lease by and between Claude Birtle, Mary J. Birtle and Southwestern Refining Corporation (a California corporation), and Golden Queen Mining Company, Inc.:

Parcel numbers referred to herein below are the parcel-numbers contained in the Title Report prepared by Stewart Title under Escrow No. 12723-JC and contained in the Preliminary Title Report dated February 4, 1986, Order No. 132133.

Parcel 1:

An undivided 3/4ths interest in and to the Northeast quarter of Section 7, Township 10 North, Range 12 West, S.B.B.M. in the unincorporated area, County of Kern, State of California, according to the Official Plat thereof.

Parcel 3:

The STARLIGHT, GYPSY, and GREY EAGLE patented lode mining claims designated by the Surveyor-General as Lot 5881 in Section 6, Township 10 North, Range 12 West, S.B.B.M., and more particularly described in that certain Patent from the United States of America recorded December 16, 1904, in Book 13 of Patents, Page 297, Records of Kern County, California.

Parcel 4:

The ECHO patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

Parcel 5:

The SOLEDAD patented lode mining claim designated as part of Lot 4010 in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, and more particularly described in that certain Patent from the United States of America, recorded in Book 13 of Patents, Page 284, Records of Kern County, California.

Parcel 6:

The HOPE EXTENSION AND HOPE WEDGE patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America, No.1125014, recorded April 7, 1949, in Book 1602, Page 212, Official Records of Kern County, California.

Parcel 7:

The PEARL and ST. PATRICK patented lode mining claim in Section 6, Township 10 North, Range 12 West, S.B.B.M., in the County of Kern, State of California, according to the Official Plat thereof, more particularly described in that certain Patent from the United States of America No. 1125015, recorded April 7, 1949 in Book 1609, Page 82, Official Records of Kern County, California.

Parcel 8:

the SOLEDAD EXTENSION patented lode claim, situate in Section 6, Township 10 North, Range 12 West, and SOLEDAD EXTENSION NO. 1 patented lode claim situate in Section 6 and 7, Township 10 North, Range 12 West in the County of Kern, State of California, according to the Official Plat thereof, both of which claims are more particularly described in that certain Patent from the United States of America to the GOLDEN QUEEN MINING COMPANY and SOLEDAD-MOJAVE MINING SYNDICATE and recorded November 22, 1944 in Book 1220, Page 491 of Official Records.

UNPATENTED MINING CLAIMS

1. Golden Queen #1 - CAMC 86322
2. Golden Queen #2 - CAMC 86323
3. Golden Queen #3 - CAMC 86324
4. Golden Queen #4 - CAMC 86325
5. Golden Queen #5 - CAMC 86326
6. Golden Queen #6 - CAMC 86327
7. Golden Queen #7 - CAMC 86328
8. Golden Queen #8 - CAMC 86329

The above Golden Queen #1 through #8 claims are located in Section 6, Township 10 North, Range 12 West, S.B.M., Kern County, California.

ADDENDUM TO LEASE RE LESSOR'S ACCESS

It is agreed by and between the parties that lessor shall have the right to enter the leased premises at reasonable times and for reasonable purposes, including recreational purposes, but not including commercial purposes, and it is further agreed that said access shall not be unreasonably denied by lessee.

It is further agreed that lessor shall contact lessee prior to such entry for the purpose of advisement of potentially dangerous conditions. Lessor understands and agrees that said entry shall be made at lessor's risk and lessor shall hold lessee harmless for harm or damage caused to lessor by such entry. Said access shall be to the surface of the land only.

Executed this 22 day of April, 1986, at Santa Ana, California

Lessee
GOLDEN QUEEN MINING COMPANY, INC.

By: [signature]
Its: President

Lessor
SOUTHWESTERN REFINING CORPORATION

[signature]
By: Mary J. Birtle, President

CLAUDE S. BIRTLE

[signature]
MARY J. BIRLTE

April 22, 1986

Stewart Title of California
900 North Broadway
Santa Ana, CA 92702

Attention: Janice Costner, Escrow Manager

Re: Escrow No. 12723JC

Dear Ms. Costner,

You are hereby instructed and authorized to disburse the funds on deposit for the purposes of this escrow and to close said escrow upon the recordation of the appropriate documents, even in the potential absence of the signature of Claude Birtle on the mining lease which is the subject of this escrow. To reiterate, the presence of Claude Birtle's signature on the mining lease is waived as a condition for closing this escrow; you are instructed to close said escrow and disburse the funds with or without the signature of Claude Birtle, so long as the signature of Mary Birtle and Southwestern Refining Corporation by Mary Birtle, President appear.

Sincerely,

GOLDEN QUEEN MINING COMPANY
By: George Phelps, President

GP:svr

LOCATION MAP
SECTION 6 T1 R12W
S.B.M.


N.W. COR SEC. 6 10/12
U.S. G.L.O. BRASS CAP
N 88°38'10" E
2781.83
N 1/4 COR. SEC. 6 10/12
2" I.P. TAGGED R.C.E. 15360
GOLDEN QUEEN No. 1
GOLDEN QUEEN No 2
GOLDEN QUEEN No. 3
GOLDEN QUEEN No. 4
GOLDEN QUEEN No. 5
GOLDEN QUEEN No. 6
GOLDEN QUEEN No. 7
GOLDEN QUEEN No. 8
GOLDEN QUEEN No. 9
1309.52
2632.53
BENHUR LODE
NORTH
SCALE: 1"=400'
2646.50
N 0°27'33" W
1323.41
N 0°37'35" E
ECHO
GRAY EAGLE
SOLEDAD
HOPE WEDGE
HOPE EXT.
W 1/4 COR SEC 6 10/12
U.S. G.L.O. BRASS CAP
S 88°13'05" W
2682.22
CTR SEC 6 10/12
E 1/4 COR SEC 6 10/12
U.S. G.L.O. BRASS CAP
S 1/4 COR SEC 6 10/12
U.S. G.L.O. BRASS CAP
LEGEND
DISCOVERY LOCATION
MON'T AS DESCRIBED
2" I.P. & TAG R.C.E. 28843

3-1981

ESTOPPEL CERTIFICATE

Golden Queen Mining Co. Ltd.
171 Water Street - Second Floor
Vancouver, British Columbia

Gentlemen:

The LESSOR certifies as follows:

1. GOLDEN QUEEN MINING COMPANY, INC., (hereinafter "LESSEE)", and CLAUDE BIRTLE, MARY J. BIRTLE and SOUTHWESTERN REFINING CORPORATION, a California corporation, (hereinafter "LESSOR"), entered into a written Mining Lease dated April 22, 1986, (hereinafter "the Lease"), in which LESSOR leased to LESSEE and LESSEE leased from LESSOR certain mineral properties more fully described in Exhibit "A" attached hereto and incorporated herein by this reference (hereinafter "the Premises").

2. The Lease constitutes the only agreement between LESSOR and LESSEE with respect to the Premises.

3. The Lease is in full force and effect as of the date of this certificate. LESSEE is not in default in the performance of the Lease, and has not committed any breach of the Lease, and no notice of default has been given to LESSEE.

Executed on June 14th, 1986.

Mary J Birtle
~~MARY J.~~ BIRTLE

SOUTHWESTERN REFINING CORPORATION,
a California corporation

By: Mary J Birtle
~~Its:~~ President